1999 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
STOCK INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS AGREEMENT (the "Agreement"), is made effective as of {INSERT DATE} (the "Date of Grant") between American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the "Company"), and {INSERT NAME} (the "Participant"):

    WHEREAS, the Company has adopted the 1999 American Axle & Manufacturing Holdings, Inc. Stock Incentive Plan (the "Plan"), which is incorporated herein by reference. Capitalized terms not defined herein shall have the same meanings as in the Plan; and

    WHEREAS, the Compensation Committee of the Board of Directors has determined that it would be in the best interests of the Company and its stockholders to grant the Option to the Participant under the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the covenants herein, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions herein, all or any part of an aggregate of {Insert # of Options Granted} Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option (the "Option Price") shall be {PRICE} per share, the closing price of AAM stock on the Date of Grant. This Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986.

2. Vesting. At any time, the portion of the Option that has become vested and exercisable as described in this Section 2 is referred to as the “Vested Portion.”

(a) Vesting Schedule.

(i)   Subject to (a)(ii) and (b), the Option shall vest and become exercisable as with follows:

           Schedule                   Exercisable Shares*

           Prior to the first anniversary of the Date of Grant                  0%
           On or after the first anniversary of the Date of Grant                33%

           On or after the second anniversary of the Date of Grant              67%

           On or after the third anniversary of the Date of Grant               100%

    *whole shares only; fractional shares, if any, are added to the subsequent anniversary date.

(ii)   Notwithstanding the foregoing, the Options shall become immediately vested and exercisable (by the Participant or the Participant's beneficiary, as applicable) upon the Participant's death, Disability, or retirement at or after age 65 under the Company’s Retirement Program for Salaried Employees, Restatement dated January 1, 2001 (the “Program”), or Limited Early Retirement under Section 7.11 of the Program; or upon retirement under the Program upon expiration of any employment agreement between the Company and the Participant; or upon any other retirement under the Program with the advance written approval of the Company’s Chief Executive Officer; or termination of Participant's employment by the Company because of a reorganization of the Company in which the Participant's position is eliminated; or in the event of a Change in Control.

(b) Termination of Employment

Except as otherwise expressly stated in Section 2(a)(ii), if the Participant's employment with the Company is terminated for any reason, the Option shall, to the extent not then vested, be canceled without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

3. Exercise of Option.

(a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time before the earliest of:

(i)   the tenth anniversary of the Date of Grant;

(ii)  one year following the date of the Participant’s termination of employment as a result of the Participant’s death, Disability, or retirement at or after age 65 under the Program, or Limited Early Retirement under Section 7.11 of the Program; or retirement under the Program upon expiration of any employment agreement between the Company and the Participant; or any other retirement under the Program with the advance written approval of the Company’s Chief Executive Officer; or termination of Participant's employment by the Company because of a reorganization of the Company in which the Participant's position is eliminated; or in the event of a Change in Control (each of the foregoing is referred to as a “Termination Date”); except that if Participant is a member of the Company’s Board of Directors on any Termination Date, then one year following the last date of Participant’s service as a member of the Company’s Board of Directors.

(iii)  ninety days following the date of the Participant's termination of employment by the Company without Cause; or, except as stated in Section 2(a)(ii), the Participant's resignation; and

(iv)  the date of the Participant's termination of employment by the Company for Cause.

For purposes of this Agreement:

"Cause" shall mean "cause" as defined in any employment agreement entered into by and between the Participant and the Company or any of its Subsidiaries which is in effect as of or after the Date of Grant (as the same may be amended in accordance with the terms thereof); or if not defined therein or if there is no such agreement, "Cause" shall mean

          (i)   neglect of or willful and continuing refusal to perform one's duties (other than due to Disability),

          (ii)   a breach of any non-competition or no raid covenants the Participant is subject to,

          (iii)   engaging in conduct which is demonstrably injurious to the Company, the Company's Subsidiaries or Affiliates, as such terms are used in the Plan (including, without limitation, a breach of any confidentiality covenant the Participant is subject to), or

          (iv)   a conviction or plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude, dishonesty or theft, in each case as determined in the sole discretion of the Company.

"Disability" shall mean the inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity, which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Company may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Company and a Participant (or representative) shall furnish the Company with medical evidence documenting the Participant's disability or infirmity that is satisfactory to the Company.

(b) Method of Exercise.

          (i)   Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office, or its designee, written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price shall be made (i) in cash or its equivalent (e.g., by check), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying other requirements of the Company; provided that Shares have been held by the Participant for no less than six months, (iii) partly in cash and partly in Shares or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the shares being purchased. The Participant shall pay all withholding taxes relating to the exercise.

          (ii)  Notwithstanding any other provision of the Plan or this Agreement, the Option may not be exercised before the completion of any registration or qualification of the Option or the Shares as required by applicable state and federal securities laws or any ruling or regulation of any governmental body or national securities exchange that the Company shall in its sole discretion determine in good faith to be necessary or advisable.

          (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company, upon request by the Participant, shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates, any loss of the certificates, or any mistakes or errors in the issuance or content of the certificates.

          (iv)  In the event of the Participant's death, the Vested Portion of the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

4. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of , or in any consulting relationship to, the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

5. Legend on Certificates. The Company may cause a legend or legends to be put on certificates representing the Shares purchased by exercise of the Option to make appropriate reference to such restrictions as the Company may deem advisable under the Plan or as required by the rules and regulations of the Securities and Exchange Commission, any stock exchange upon which Shares are listed, or any applicable federal or state laws.

6. Transferability. Except as otherwise provided in the Plan, the Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.  Except as otherwise provided in the Plan, during the Participant's lifetime, the Option is exercisable only by the Participant.

7. Withholding. A Participant shall be required to pay to the Company or any Affiliate, and the Company shall have the right and authority to withhold any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or the Plan and to take such other action as necessary in the opinion of the Company to satisfy all obligations for payment of withholding taxes.

8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request to comply with applicable securities laws or this Agreement.

9. Notices. Notice under this Agreement shall be addressed to the Company in care of its Secretary at its principal executive office and to the Participant at the address appearing in the records of the Company or to either party as either party may designate in writing. Notice shall be deemed effective upon receipt by the addressee.

10. Choice of Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York without regard to principles of conflicts of law.

11. Option Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Option is subject to the Plan, as may be amended from time to time. In the event of a conflict between any term of this Agreement and the Plan, the applicable terms of the Plan will govern.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

                                    AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

                                    By:     _________________________________
                                               John E. Jerge
                                            Vice President, Human Resources

Agreed and acknowledged as
of the date first above written:

____________________________________________________
{Insert Participant Name}     Signature

1999 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
STOCK INCENTIVE PLAN

OPTION AGREEMENT

    THIS AGREEMENT (the "Agreement"), is made effective as of the {DATE}, (the "Date of Grant"), between American Axle & Manufacturing Holdings, Inc., a Delaware corporation (the "Company"), and {NAME} (the "Participant"):

    WHEREAS, the Company has adopted the 1999 American Axle & Manufacturing Holdings, Inc. Stock Incentive Plan (the "Plan"), which is incorporated herein by reference. Capitalized terms not defined herein shall have the same meanings as in the Plan; and

    WHEREAS, the Board of Directors (“Board”) has determined that it would be in the best interests of the Company and its stockholders to grant the Option to the Participant under the Plan and the terms set forth herein.

    NOW THEREFORE, in consideration of the covenants herein, the parties agree as follows:

1. Grant of the Option. The Company hereby grants to the Participant the right and option (the "Option") to purchase, on the terms and conditions herein, all or any part of an aggregate of {NO.}Shares, subject to adjustment as set forth in the Plan. The purchase price of the Shares subject to the Option (the "Exercise Price") shall be {PRICE} per share. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986.

2. Vesting. At any time, the portion of the Option that has become vested and exercisable as described in this Section 2 is referred to as the “Vested Portion.”

(a) Vesting Schedule.

          (i)   Subject to Section 2(a)(ii) and (b), the Option shall vest and become exercisable as follows:

          Schedule                           Exercisable Shares

          Prior to the earlier of (i) the annual meeting that occurs
       in calendar year {YEAR1}or (ii) the first anniversary of the Date of Grant      0
          On or after the earlier of (i) the annual meeting that occurs
        in calendar year {YEAR1}or (ii) the first anniversary of the Date of Grant    1/3

          On or after the earlier of (i) the annual meeting that occurs
        in calendar year {YEAR2}or (ii) the second anniversary of the Date of Grant        2/3

          On or after the earlier of (i) the annual meeting that occurs
        in calendar year {YEAR3}or (ii) the third anniversary of the Date of Grant   3/3

          (ii) Notwithstanding the foregoing, the Option shall become immediately vested and exercisable upon a Change in Control.

(b) Termination of Service. If the Participant's service as a member of the Board ceases for any reason, the Option shall, to the extent not then vested, be canceled without consideration and the Vested Portion of the Option shall remain exercisable for the period set forth in Section 3(a).

3. Exercise of Option.

(a) Period of Exercise. Subject to the Plan and this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time before the earliest of:

(i) the tenth anniversary of the Date of Grant;

(ii) one year following the date the Participant’s service on the Board is terminated due to the Participant’s death or Disability;

(iii) ninety days following the date the Participant's service on the Board is terminated without Cause (other than as a result of death or Disability) or by the Participant for any reason; and

(iv) the date the Participant's service on the Board is terminated for Cause.

For purposes of this Agreement:

"Cause" shall mean removal of the Participant from the Board for cause, pursuant to applicable law and the governing corporate documents of the Company.

"Disability" shall mean the inability of a Participant to perform in all material respects his duties and responsibilities to the Company or any Subsidiary, by reason of a physical or mental disability or infirmity, which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Board may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Board and a Participant (or representative) shall furnish the Board with medical evidence documenting the Participant's disability or infirmity that is satisfactory to the Board.

(b) Method of Exercise.

(i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office or its designee written notice of intent to so exercise; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price shall be made (i) in cash or its equivalent (e.g., by check), (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying other requirements of the Company; provided that Shares have been held by the Participant for no less than six months, (iii) partly in cash and partly in Shares or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased. The Participant shall pay all withholding taxes relating to the exercise.

(ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised before completion of any registration or qualification of the Option or the Shares as required by applicable state and federal securities laws or any ruling or regulation of any governmental body or national securities exchange that the Company shall in its sole discretion determine in good faith to be necessary or advisable.

(iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delay in issuing the certificates, loss of the certificates, or errors in the issuance or content of the certificates.

    (iv) In the event of the Participant's death, the Vested Portion of the Option shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution to the extent set forth in Section 3(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

4. No Right to Continued Service as a Director. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained as a member of the Board.

5. Legend on Certificates. The Company may cause a legend or legends to be put on certificates representing the Shares purchased by exercise of the Option to make appropriate reference to such restrictions as the Company may deem advisable under the Plan or as required by the rules and regulations of the Securities and Exchange Commission, any stock exchange upon which Shares are listed, or any applicable federal or state laws.

6. Transferability. Except as otherwise provided in the Plan, the Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Except as otherwise provided in the Plan, during the Participant's lifetime, the Option is exercisable only by the Participant.

7. Withholding. A Participant shall be required to pay to the Company or any Affiliate, and the Company shall have the right and authority to withhold applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or the Plan and to take such other action as necessary in the opinion of the Company to satisfy all obligations for payment of withholding taxes.

8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request to comply with applicable securities laws or this Agreement.

9. Notices. Notice under this Agreement shall be addressed to the Company in care of its Secretary at its principal executive office and to the Participant at the address appearing in the records of the Company or to either party as either party may designate in writing. Notice shall be deemed effective upon receipt by the addressee.

10. Choice of Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the Sate of New York without regard to principles of conflicts of law.

11. Option Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Option is subject to the Plan as may be amended from time to time. In the event of a conflict between any term or provision of this Agreement and the Plan, the applicable terms of the Plan will govern.

12. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

             AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

   By:____________________________
   Patrick S. Lancaster, Vice President,
   Chief Administrative Officer & Secretary
Agreed and acknowledged as
of the date first above written:

____________________________________________
{NAME}         Signature